EXHIBIT (8)(e)(1)

AMENDMENT NO. 6 TO THE

FUND PARTICIPATION AGREEMENT

AMENDMENT NO. 6 TO THE

FUND PARTICIPATION AGREEMENT

Amendment No. 6 to the Fund Participation Agreement, dated as of May 1, 2001, between Transamerica Life Insurance Company, a life insurance company organized under the laws of the State of Iowa; Peoples Benefit Life Insurance Company, an Iowa stock life insurance company; Transamerica Life Insurance and Annuity Company, a life insurance company organized under the laws of the State of North Carolina; Transamerica Occidental Life Insurance Company, an Iowa stock life insurance company; Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc. and Transamerica Life Insurance Company of New York), life insurance companies organized under the laws of the State of New York; (each as the “Insurance Company”), and Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Life and Annuity Index Fund, Inc. (d.b.a. Dreyfus Stock Index Fund, Inc.) (each as the “Fund”).

A new section 2.13 is hereby added to the Fund Participation Agreement as follows:

Insurance Company represents and warrants that it has reviewed each Participating Fund’s policy regarding frequent trading and market timing of shares and will use its best efforts implement Participating Fund’s procedures reasonably designed to prevent its Contractholders from engaging in frequent trading and/or market timing of Participating Fund shares that would violate such policy. Insurance Company will cooperate with the Participating Funds to enforce the market timing policies disclosed in the Participating Fund’s prospectuses.

A new section 3.13 is hereby added to the Fund Participation Agreement as follows:

To the extent that a Separate Account is properly exempt from registration under the Act, at least once annually, at the request of a Participating Fund, or its designee, Insurance Company will certify the amount of purchases and redemptions of Shares from such Separate Account for the Participating Fund’s most recent fiscal year end.

Exhibit A of the Fund Participation Agreement is hereby deleted in its entirety and replaced with the following:

EXHIBIT A

Effective May 1, 2005

List of Separate Accounts, Insurance Companies and Participating Funds

Separate Accounts and Insurance Companies	Participating Funds
Retirement Builder Variable Annuity Account Transamerica Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Small Company Stock Portfolio Dreyfus Variable Investment Fund • Money Market Portfolio Dreyfus Stock Index Fund, Inc. – Initial Class

Separate Account VA A Transamerica Life Insurance Company	The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Disciplined Stock Portfolio • Growth and Income Portfolio

Separate Accounts and Insurance Companies	Participating Funds
• Quality Bond Portfolio • Developing Leaders Portfolio

Peoples Benefit Life Insurance Company Separate Account V Peoples Benefit Life Insurance Company

Dreyfus Investment Portfolios – Service Class

•      Core Bond Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class

Dreyfus Variable Investment Fund – Service Class

•      Appreciation Portfolio

Legacy Builder Variable Life Separate Account Transamerica Life Insurance Company	Dreyfus Stock Index Fund, Inc. – Initial Class Dreyfus Variable Investment Fund • Money Market Portfolio Dreyfus Variable Investment Fund – Initial Class • Small Company Stock Portfolio

Separate Account VA-2L Transamerica Occidental Life Insurance Company

Dreyfus Variable Investment Fund – Initial Class & Service Class

•      Balanced Portfolio

•      Appreciation Portfolio

•      Disciplined Stock Portfolio

•      Growth and Income Portfolio

•      International Equity Portfolio

•      International Value Portfolio

•      Limited Term High Yield Portfolio

•      Quality Bond Portfolio

•      Developing Leaders Portfolio

•      Small Company Stock Portfolio

•      Special Value Portfolio

Dreyfus Variable Investment Fund

•      Money Market Portfolio

Dreyfus Stock Index Fund, Inc. – Initial Class & Service Class

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class & Service Class

Dreyfus Investment Portfolios – Initial Class & Service Class

•      Core Bond Portfolio

•      Core Value Portfolio

•      Emerging Leaders Portfolio

•      Emerging Markets Portfolio

•      European Equity Portfolio

•      Founders Discovery Portfolio

Separate Accounts and Insurance Companies	Participating Funds
• Founders Growth Portfolio • Founders International Equity Portfolio • Founders Passport Portfolio • Japan Portfolio • MidCap Stock Portfolio • Technology Growth Portfolio

Separate Account VA-2LNY Transamerica Financial Life Insurance Company

Dreyfus Variable Investment Fund – Initial Class & Service Class

•      Balanced Portfolio

•      Appreciation Portfolio

•      Disciplined Stock Portfolio

•      Growth and Income Portfolio

•      International Equity Portfolio

•      International Value Portfolio

•      Limited Term High Yield Portfolio

•      Quality Bond Portfolio

•      Developing Leaders Portfolio

•      Small Company Stock Portfolio

•      Special Value Portfolio

Dreyfus Variable Investment Fund

•      Money Market Portfolio

Dreyfus Stock Index Fund, Inc. – Initial Class & Service Class

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class & Service Class

Dreyfus Investment Portfolios – Initial Class & Service Class

•      Core Bond Portfolio

•      Core Value Portfolio

•      Emerging Leaders Portfolio

•      Emerging Markets Portfolio

•      European Equity Portfolio

•      Founders Discovery Portfolio

•      Founders Growth Portfolio

•      Founders International Equity Portfolio

•      Founders Passport Portfolio

•      Japan Portfolio

•      MidCap Stock Portfolio

•      Technology Growth Portfolio

Separate Accounts and Insurance Companies	Participating Funds
Separate Account VA G Transamerica Occidental Life Insurance Company

Dreyfus Variable Investment Fund – Service Class

•      Balanced Portfolio

•      Appreciation Portfolio

•      Disciplined Stock Portfolio

•      Growth and Income Portfolio

•      International Equity Portfolio

•      International Value Portfolio

•      Limited Term High Yield Portfolio

•      Quality Bond Portfolio

•      Developing Leaders Portfolio

•      Small Company Stock Portfolio

•      Special Value Portfolio

Dreyfus Variable Investment Fund

•      Money Market Portfolio

Dreyfus Stock Index Fund, Inc. – Service Class

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class

Dreyfus Investment Portfolios – Service Class

•      Core Bond Portfolio

•      Core Value Portfolio

•      Emerging Leaders Portfolio

•      Emerging Markets Portfolio

•      European Equity Portfolio

•      Founders Discovery Portfolio

•      Founders Growth Portfolio

•      Founders International Equity Portfolio

•      Founders Passport Portfolio

•      Japan Portfolio

•      MidCap Stock Portfolio

•      Technology Growth Portfolio

Separate Accounts and Insurance Companies	Participating Funds
Separate Account VA H Transamerica Occidental Life Insurance Company

Dreyfus Variable Investment Fund – Service Class

•      Balanced Portfolio

•      Appreciation Portfolio

•      Disciplined Stock Portfolio

•      Growth and Income Portfolio

•      International Equity Portfolio

•      International Value Portfolio

•      Limited Term High Yield Portfolio

•      Quality Bond Portfolio

•      Developing Leaders Portfolio

•      Small Company Stock Portfolio

•      Special Value Portfolio

Dreyfus Variable Investment Fund

•      Money Market Portfolio

Dreyfus Stock Index Fund, Inc. – Service Class

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class

Dreyfus Investment Portfolios – Service Class

•      Core Bond Portfolio

•      Core Value Portfolio

•      Emerging Leaders Portfolio

•      Emerging Markets Portfolio

•      European Equity Portfolio

•      Founders Discovery Portfolio

•      Founders Growth Portfolio

•      Founders International Equity Portfolio

•      Founders Passport Portfolio

•      Japan Portfolio

•      MidCap Stock Portfolio

•      Technology Growth Portfolio

Separate Accounts and Insurance Companies	Participating Funds
PFL Corporate Account One Transamerica Life Insurance Company

Dreyfus Variable Investment Fund – Initial Class

•      Appreciation Portfolio

•      Disciplined Stock Portfolio

•      Growth and Income Portfolio

•      International Value Portfolio

•      Limited Term High Yield Portfolio

•      Quality Bond Portfolio

•      Developing Leaders Portfolio

•      Small Company Stock Portfolio

Dreyfus Variable Investment Fund Money Market Portfolio

Dreyfus Stock Index Fund, Inc. – Initial Class

Dreyfus Investment Portfolios – Initial Class

•      Core Bond Portfolio

•      Core Value Portfolio

•      Technology Growth Portfolio

Separate Account VA-6 Transamerica Life Insurance and Annuity Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VA-6NY Transamerica Financial Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VA-6 Transamerica Life Insurance and Annuity Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VA-7 Transamerica Life Insurance and Annuity Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VA-8 Transamerica Life Insurance and Annuity Company

Dreyfus Variable Investment Fund – Initial Class

•      Appreciation Portfolio

•      Developing Leaders Portfolio

Dreyfus Investment Portfolios – Initial Class

•      MidCap Stock Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Separate Accounts and Insurance Companies	Participating Funds
Separate Account VUL-1 Transamerica Occidental Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VUL-2 Transamerica Occidental Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VUL-4 Transamerica Occidental Life Insurance Company

Dreyfus Variable Investment Fund – Initial Class

•      Appreciation Portfolio

•      Developing Leaders Portfolio

Dreyfus Investment Portfolios – Initial Class

•      MidCap Stock Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Separate Account VUL-5 Transamerica Occidental Life Insurance Company

Dreyfus Variable Investment Fund – Initial Class

•      Appreciation Portfolio

•      Developing Leaders Portfolio

Dreyfus Investment Portfolios – Initial Class

•      MidCap Stock Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Separate Account VA J Transamerica Life Insurance Company	Dreyfus Stock Index Fund, Inc. – Service Class Dreyfus Variable Investment Fund • Money Market Portfolio Dreyfus Variable Investment Fund – Service Class • Small Company Stock Portfolio

Separate Account VUL-6 Transamerica Occidental Life Insurance Company

Dreyfus Variable Investment Fund - Initial Class

•      Appreciation Portfolio

•      Developing Leaders Portfolio

Dreyfus Investment Portfolios - Initial Class

•      MidCap Stock Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Class

Separate Accounts and Insurance Companies	Participating Funds
Separate Account VA Q Transamerica Life Insurance Company	Dreyfus Variable Investment Fund – Service Class • Dreyfus VIF - Small Company Stock Portfolio

Separate Account VA QNY Transamerica Financial Life Insurance Company (formerly, AUSA Life Insurance Company)	Dreyfus Variable Investment Fund – Service Class • Dreyfus VIF - Small Company Stock Portfolio

Separate Account VA S Transamerica Life Insurance Company

Dreyfus Variable Investment Fund – Service Class

•      Dreyfus VIF – International Equity Portfolio

•      Dreyfus VIF – Limited Term High Yield Portfolio

•      Dreyfus VIF – Small Company Stock Portfolio

Dreyfus Investment Portfolios – Service Class

•      Dreyfus Core Bond Portfolio

TFLIC Separate Account VNY

Dreyfus Investment Portfolios – Service Class

•      Core Bond Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class

Dreyfus Variable Investment Fund – Service Class

•      Dreyfus VIF – Appreciation Portfolio

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed and attested as of the date first above written.

TRANSAMERICA LIFE INSURANCE COMPANY

		By:	/s/ Priscilla I. Hechler
		Name:	Priscilla I. Hechler
		Its:	Assistant Secretary

Attest:	/s/ Kathleen S. Mullarkey

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, PEOPLES BENEFIT LIFE INSURANCE COMPANY, TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

		By:	/s/ Priscilla I. Hechler
		Name:	Priscilla I. Hechler
		Its:	Assistant Vice President and
Assistant Secretary

Attest:	/s/ Kathleen S. Mullarkey

DREYFUS VARIABLE INVESTMENT FUND

		By:	/s/ Steven F. Newman
		Name:	Steven F. Newman
		Its:	Assistant Secretary

Attest:	/s/ Kathleen DeNicholas

DREYFUS INVESTMENT PORTFOLIOS

		By:	/s/ Steven F. Newman
		Name:	Steven F. Newman
		Its:	Secretary

Attest:	/s/ Kathleen DeNicholas

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

		By:	/s/ Steven F. Newman
		Name:	Steven F. Newman
		Its:	Secretary

Attest:	/s/ Kathleen DeNicholas

DREYFUS STOCK INDEX FUND, INC.

		By:	/s/ Steven F. Newman
		Name:	Steven F. Newman
		Its:	Assistant Secretary

Attest:	/s/ Kathleen DeNicholas